UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

Commission File Number

001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on January 28, 2014, Kraton Performance Polymers, Inc., a Delaware corporation (“Kraton” or the “Company”), Kraton Performance Polymers Limited (formerly KPP Shelfco Limited), a private limited company incorporated under English law (“UK Holdco”), NY MergerCo, LLC, a Delaware limited liability company and a wholly-owned subsidiary of UK Holdco, LCY Chemical Corp., a company limited by shares registered under the laws of the Republic of China (“LCY”), and LCY Synthetic Rubber Corp, a limited company organized under the laws of the British Virgin Islands and a wholly-owned subsidiary of LCY, entered into a Combination Agreement pursuant to which, among other things, Kraton will combine with the styrenic block copolymer business of LCY under a new parent company, UK Holdco, domiciled in the United Kingdom and to be named “Kraton Performance Polymers plc” (the “Combination”).

On April 30, 2014, UK Holdco filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-195597) (the “Registration Statement”), relating to ordinary shares of UK Holdco to be issued in connection with the Combination. The Registration Statement also includes the preliminary proxy statement of Kraton, which also constitutes a prospectus of UK Holdco, relating to the special stockholder meeting to be held by Kraton to approve the Combination. The Registration Statement has not been declared effective and the information set forth therein (including, without limitation, the preliminary proxy statement/prospectus) is subject to change. Investors and security holders can obtain free copies of the Registration Statement through the web site maintained by the SEC at www.sec.gov, and also through Kraton’s website at www.Kraton.com.

Additional Information and Where to Find It

THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES OF THE COMPANY OR THE COMBINED COMPANY. IN CONNECTION WITH THE COMBINATION, KRATON PERFORMANCE POLYMERS LIMITED FILED WITH THE SEC A PRELIMINARY PROXY STATEMENT/PROSPECTUS (AND RELATED REGISTRATION STATEMENT). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT (INCLUDING ANY AMENDMENT OR SUPPLEMENTS THERETO WHEN THEY BECOME AVAILABLE), BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, LCY AND THE COMBINATION. THE INFORMATION IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE SENT TO THE SECURITY HOLDERS OF THE COMPANY SEEKING THEIR APPROVAL OF THE COMBINATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY OR KRATON PERFORMANCE POLYMERS LIMITED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV. THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT AND OTHER SUCH DOCUMENTS (RELATING TO THE COMPANY) MAY ALSO BE OBTAINED FOR FREE FROM THE COMPANY BY ACCESSING ITS WEBSITE (WHICH IS NOT INCORPORATED BY REFERENCE HEREIN) AT WWW.KRATON.COM.

Participants in the Solicitation

The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s stockholders in connection with the Combination. Information regarding such persons and a description of their interest in the Combination is available in the proxy statement/prospectus filed with the SEC by Kraton Performance Polymers Limited on April 30, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: April 30, 2014	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer